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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                  JUNE 30, 1998

                             -----------------------

                             DIGITAL RECORDERS, INC.
             (Exact name of registrant as specified in its charter)

     NORTH CAROLINA                           1-13408                             56-1362926
(State of Incorporation)                (Commission File No.)                   (I.R.S. Employer
                                                                                Identification No.)
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                           2300 ENGLERT DRIVE, SUITE B
                          DURHAM, NORTH CAROLINA 27713
                    (Address of principal executive offices)


                                 (919) 361-2155
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

                  On June 30, 1998, the Board of Directors of Digital Recorders,
Inc. (the "Registrant") authorized the extension of the term of its Redeemable
Warrants to Purchase Common Stock (the "Warrants") sold in the Registrant's public offering in November 1994. As extended, the Warrants may be exercised at any time prior to 5:00 P.M. Eastern Time on April 30, 1999. All Warrants not exercised on or prior to such date shall expire, subject to the right of the Company to extend such date.

                  All other terms of the Warrants remain unchanged.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITAL RECORDERS, INC.

Date:  August 5, 1998                   By: /s/ David L. Turney
                                            ------------------------------------
                                            David L. Turney
                                            Chairman of the Board, President and
                                            Chief Executive Officer